EXHIBIT 99.5

                               EXCHANGE AGREEMENT
                               ------------------


          THIS EXCHANGE AGREEMENT (this "Agreement") is made and entered into as
                                         ---------
     of November ___, 2003 by and among Wickes Inc., a Delaware corporation (the "Company"), Barry Segal ("Noteholder").
      -------                  ----------

                                    RECITALS
                                    --------

          WHEREAS, the Company has issued and outstanding $21,123,000 aggregate principal amount of 11 5/8% Senior Subordinated Notes due 2003 (the "Existing Notes") pursuant to that certain indenture, dated as of October
      --------------
     15, 1993 (the "Existing Indenture"),  between the Company and HSBC Bank USA
                    ------------------
     as trustee (the "Trustee");
                      -------

          WHEREAS, the Company and the Noteholder have agreed that the Noteholder will exchange, on the terms and conditions of this Agreement, the Existing Notes held by him for the cash and new note option (the "Cash and New Note Option") described in the Company's Offer to Exchange Cash and 10% Convertible Notes due 2007 (the "Offering Memorandum") pursuant to which Cash and New Note Option the Noteholder shall receive for each $1,000 principal amount of Existing Notes tendered, $500 in cash and $250 in notes substantially in the form attached as Exhibit A to the New Indenture (the "New Notes"), such New Notes to be issued pursuant to an indenture to be
      ----------
     entered into by the Company and the trustee named therein substantially in the form attached hereto as Exhibit A (the "New Indenture").
                                 ---------       -------------

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                         ARTICLE I - EXCHANGE OF NOTES
                         -----------------------------

          Section  1.01.  Exchange of Existing  Notes.  Subject to the terms and
                          ---------------------------
     conditions set forth in this Agreement, Noteholder hereby agrees to exchange (the "Exchange") at the Closing (as hereinafter defined) all of
                     --------
     the principal amount of Existing Notes held the Noteholder set forth opposite his name on the signature pages hereto for (a) cash in an amount equal to 50% of the principal amount of the Existing Notes exchanged and
     (b) New Notes in an amount equal to 25% of the principal amount of the Existing Notes exchanged. The Existing Notes exchanged will be cancelled effective upon the Company's receipt of the Existing Notes pursuant to the Exchange.

          Section  1.02.  3(a)(9)  Exchange.  The Exchange is being  consummated
                          -----------------
     pursuant to Sections 3(a)(9) and 18(b)(4)(C) of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the New Notes will not
                        ---------------
     contain any restrictive legend.

                      ARTICLE II - CLOSING DATE; DELIVERY
                      -----------------------------------

          Section 2.01.  Closing and Location.  The closing of the Exchange (the
                         --------------------
     "Closing") shall take place  simultaneously  with (the "Closing Date"), and
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     at the same  location  as, the  closing  of the  Company's  exchange  offer described in the Company's Offering Memorandum , which shall be at the offices of HSBC Bank USA in Brooklyn, New York, unless another time, date or place is agreed to by the Company and the Noteholder.

          Section 2.02. Delivery. At the Closing, subject to Section 2.03 below,
                        --------
     (a) the Company will execute and deliver to the Noteholder (i) cash in an amount equal to 50% of the principal amount of the Existing Notes exchanged and (ii) New Notes in an amount equal to 25% of the principal amount of the Existing Notes exchanged issued in such names and in such denominations as such Noteholder requests and (b) the Noteholder will deliver to the Company the Existing Notes held by such Noteholder set forth opposite such Noteholder's name on the signature pages hereto for cancellation. In addition, the Company and each of the Noteholder will deliver all such other documents and instruments, if any, that are reasonably determined by the Company and the Noteholder to be necessary to effectuate the transactions contemplated by this Agreement.

          Section 2.03. Book-Entry Delivery. In the event that any Noteholder is
                        -------------------
     to deliver the Existing Notes to the Company by book-entry transfer made to an account maintained by the Trustee at the Depository Trust Company ("DTC"), such Noteholder will provide an appropriate executed letter of
       ---
     transmittal to the Depository. In addition, the Company may deliver to the Noteholder New Notes pursuant to its delivery obligations set forth in
     Section 2.02 above by book-entry transfer made to an account to be designated by the Noteholder maintained by a DTC participant.

          Section  2.04.  Consummation  of  Closing.  All acts,  deliveries  and
                          -------------------------
     confirmations comprising the Closing, regardless of chronological sequence, will be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations will be effective unless and until the last of same has occurred.

          Section 2.05. No Further  Ownership Rights in the Existing Notes. From
                        --------------------------------------------------
     and after the Exchange, the Noteholder will cease to have any rights with respect to his Existing Notes. Subject to, and effective upon, the Closing, the Noteholder hereby waives any and all rights with respect to the Existing Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Existing Notes and the Existing Indenture) and releases and discharges the Company and its affiliates from any and all claims the Noteholder may have now, or may have in the future arising out of, or related to, the Existing Notes, including, without limitation, any claims that the Noteholder is entitled to receive additional principal or interest payments with respect to the Existing Notes or to participate in any redemption or defeasance of the Existing Notes.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

          Section  3.01.  Representations  and  Warranties  of the Company.  The
                          ------------------------------------------------
     Company represents and warrants to the Noteholder as follows:

     (a)  Organization  and Good  Standing.  The Company is a  corporation  duly
          --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing as a foreign corporation under the laws of each jurisdiction in which it leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure so to be qualified or authorized would not have a material adverse effect on the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").
            -----------------------

     (b) Authorization. The Company has all requisite corporate power, authority
         -------------
and legal capacity to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company have been duly authorized by the Board of Directors of the Company and no further corporate action on the part of the Company or its stockholders is necessary to authorize this Agreement and the performance of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the other parties hereto) constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (c) No Conflicts. The execution, delivery and performance by the Company of
         ------------
this Agreement do not and will not (i), subject to the matters referred to in Section y3.01y(d), violate any provision of law, rule or regulation applicable to it, or (ii) conflict with, violate, result in a breach or termination of or constitute (with due notice or lapse of time or both) a default under (A) any contractual obligation to which it is a party (including the Existing Indenture) or by which any of its properties or assets is bound, subject to Section y5.01(b) or (B) its certificate of incorporation or by-laws, subject, in the case of (i) and (ii), to any matter as would not, individually or in the aggregate, have a Material Adverse Effect.

     (d) Governmental Consents.  The execution,  delivery and performance by the
         ---------------------
Company of this Agreement do and will not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body. The foregoing representation and warranty is given on the assumption that the representations and warranties of the Noteholder in Section y3.02 below are true and correct in all material respects.

     (e)  SEC  Documents.  (i) The  Company  has  filed  all  required  reports,
          --------------
schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since January 1, 2003 (such reports, schedules,
                          ---
forms,  statements and other documents are  hereinafter  referred to as the "SEC
                                                                             ---
Documents");  (ii) as of their respective  dates, the SEC Documents  complied in
---------
all material respects with the requirements of the Securities Act, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case
                                                   -------------
may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents as of such dates contained any untrue statements of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) in all material respects, (a) the consolidated financial statements of the Company included in the SEC Documents comply as to form with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (b) have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-Q of the
SEC) applied on a consistent basis during the periods involved (except as may otherwise be indicated in the notes thereto) and (c) present fairly the consolidated financial position of Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments).

     (f) Absence of Certain  Changes or Events.  (i) Except as  disclosed in the
         -------------------------------------
SEC Documents filed and publicly available prior to the date of this Agreement (the "Filed SEC Documents"), since the date of the most recent audited financial
      -------------------
statements included in the Filed SEC Documents, the Company and its subsidiaries have conducted their business only in the ordinary course, and there has not been any change, event or occurrence particular to the Company and its subsidiaries (excluding industry, economic, financial and other matters generally affecting businesses other than and in addition to the Company and its subsidiaries) which has had or would have, individually or in the aggregate, a Material Adverse Effect.

          Section 3.02.  Representations  and Warranties of the Noteholder.  The
                         -------------------------------------------------
     Noteholder represents and warrants to the Company as follows:

     (a) Authorization. He has all requisite power, authority and legal capacity
         -------------
to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Noteholder has been duly authorized by all necessary action on his part and no further action on the part of the Noteholder is necessary to authorize this Agreement and the performance of the transactions hereby contemplated. This Agreement has been duly and validly executed and delivered by the Noteholder and (assuming the due authorization, execution and delivery by the other parties hereto) constitutes the legal, valid and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     (b) No Conflicts.  The  execution,  delivery and  performance by it of this
         ------------
Agreement do not (i) violate any provision of law, rule or regulation applicable to him, or (ii) conflict with, violate, result in a breach or termination of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which he is a party, by which any of his properties or assets is bound.

     (c) Governmental Consents.  The execution,  delivery and performance by him
         ---------------------
of this Agreement do and will not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     (d)  Ownership  of  Existing  Notes.  He is  the  beneficial  owner  of the
          ------------------------------
principal amount of Existing Notes set forth opposite the Noteholder's name on the signature pages hereto, and/or the investment advisor or manager for the beneficial holder of such amounts having the power to vote and dispose of such holdings on behalf of such beneficial owner, and is entitled (for his own account or for the account of other persons claiming through him) to all of the rights and economic benefits of such holdings.

     (e)  Consent  and No  Encumbrances.  He has full  power  and  authority  to
          -----------------------------
exchange and transfer the Existing Notes to be exchanged hereby and to give any Consent contained herein, and that when such Existing Notes are accepted for exchange by the Company, the Company will acquire such Existing Notes free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right on the part of any person.

                             ARTICLE IV - COVENANTS
                             ----------------------

          Section 4.01. No Transfer.  The Noteholder  covenants  that,  from the
                        -----------
     date hereof until the earlier of (i) the  termination  of this Agreement or
     (ii) the Closing Date, the Noteholder shall not sell, pledge, hypothecate or otherwise transfer or grant any rights relating to the voting or disposition of his Existing Notes, except to a person who agrees prior to such action to be bound by all of the terms of this Agreement with respect to the relevant Existing Notes and who satisfies the requirements of Section y7.03 hereof.

          Section 4.02.  Reasonable Best Efforts.  Upon the terms and subject to
                         -----------------------
     the conditions herein provided, each of the parties hereto shall use its respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to ensure that the conditions set forth in this Agreement are satisfied and to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          Section 4.03.  Real Estate Sale and  Leaseback.  Within three business
                         -------------------------------
     days after the Closing, Bradco and the Company Shall consummate the real estate sale and leaseback transactions described in that certain "Real
     Estate Sale and Leaseback Agreement" which the parties hereto agree to execute concurrently herewith, whereby Bradco agrees to purchase the real estate of the Company located in Walden, NY and Exton, PA and lease the same back to the Company.



                       ARTICLE V - CONDITIONS TO CLOSING
                       ---------------------------------

          Section 5.01.  Conditions to Closing.  The  respective  obligations of
                         ---------------------
     each of the parties to effect the transactions contemplated hereby is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

     (a) There shall not be in effect any injunction or other order that prohibits the Exchange or any of the other transactions contemplated by this Agreement; provided, that the party invoking this condition shall have complied with its obligations under Section 4.02.

     (b) The Company's senior lenders shall have consented to the consummation of the transactions contemplated hereby.

     (c) The New Indenture shall have been qualified under the TIA.

     (d) The offer described in the Offering Memorandum shall have been completed subject to the conditions described in the Offering Memorandum or any conditions described in the Offering Memorandum shall have been waived by the Company or otherwise satisfied.

     (e) Bradco, Barry Segal and Martin Segal (collectively, "Stock Sellers"), and James O'Grady, James Hopwood, Timothy White, John Bavester, Jeffrey Rautenberg and Kenneth Stewart, (collectively, "Stock Purchasers"), have consummated the purchase and sale of shares of Wickes common stock described in that certain "Stock Purchase Agreement" of even date herewith between Stock Sellers and Stock Purchasers.

     (f) Bradco and the Company shall have executed and delivered the Real Estate Sale and Leaseback Agreement described in Section 4.03.
                                                 ------------

          Section  5.02.  Conditions  to  Obligations  of  the  Noteholder.  The
                          ------------------------------------------------
     obligation of the Noteholder to effect the transactions contemplated hereby is further subject to satisfaction or waiver on or prior to the Closing Date of the following conditions:

     (a) Representations  and Warranties.  The representations and warranties of
         -------------------------------
the Company contained in this Agreement, which representations and warranties shall be deemed for purposes of this Section y5.02 not to include any qualification or limitation with respect to materiality (whether by reference to "Material Adverse Effect" or otherwise), shall be true and correct as of the Closing Date, except where the matters in respect of which such representations and warranties are not true and correct, in the aggregate, has not had or would not have a Material Adverse Effect, with the same effect as though such representations and warranties were made as of the Closing Date, and the Noteholder shall have received a certificate signed on behalf of the Company by an authorized officer of the Company to such effect.

     (b) Performance of Obligations of Company. The Company shall have performed
         -------------------------------------
in all material respects all obligations required to be performed by it under this Agreement and the Real Estate Sale and Leaseback Agreement at or prior to the Closing Date.

     (c) Performance of Obligations of Stock  Purchasers.  The Stock  Purchasers
         -----------------------------------------------
shall have performed in all material respects all obligations required to be performed by them the Stock Purchase Agreement at or prior to the Closing Date.

     (d) No Material  Modifications  to New Indenture.  There shall have been no
         --------------------------------------------
material modifications to the terms of the New Indenture attached as Exhibit A, except as otherwise agreed to by the Noteholder.

          Section 5.03.  Conditions to Obligation of the Company. The obligation
                         ---------------------------------------
     of the Company to effect the transactions contemplated hereby is further subject to satisfaction or waiver of the following conditions:

     (a) Representations  and Warranties.  The representations and warranties of
         -------------------------------
each of the Noteholder contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same effect as though such representations and warranties were made as of the Closing Date.

     (b) Performance of Obligations of the Noteholder. The Noteholder shall have
         --------------------------------------------
performed in all material respects all obligations required to be performed by it under this Agreement, the Real Estate Sale and Leaseback Agreement and the Stock Purchase Agreement at or prior to the Closing Date.

     (c) Offering Memorandum Conditions. Each of the conditions set forth in the
         ------------------------------
Offering  Memorandum  under the heading and  subheading  "The Exchange Offer and
Consent   Solicitation--Conditions  to  the  Exchange  Offer"  shall  have  been satisfied.

                            ARTICLE VI - TERMINATION
                            ------------------------

          Section 6.01. Termination.
                        -----------

     (a) This Agreement may be terminated by the Company or any Noteholder holding Existing Notes to be tendered in the Exchange (as to such Noteholder's participation in the Exchange), if the Closing shall not have occurred on or before December 15, 2003; provided, however, that if the Closing shall not have occurred on or before such date due to a material breach of this Agreement by the Company or such Noteholder, the breaching party may not terminate this
Agreement pursuant to this Section y6.01(a). In the event that the Company terminates the exchange offer made pursuant to the Offering Memorandum, this agreement shall thereby be terminated. In the event of a material modification to the terms of the New Indenture attached as Exhibit A, the Noteholder may in
                                               ---------
his sole capacity terminate this Agreement.

     (b) Prior to termination of this Agreement pursuant to Section 6.01(a) above, upon the occurrence of a Material Adverse Effect, the Company shall notify the Noteholder pursuant to Section 7.10 hereof within two (2) business days of such occurrence (and make all necessary concurrent public announcements), and the Noteholder shall thereafter be entitled, in their sole capacity and not acting for the Noteholder as a whole, to terminate (an "Early
                                                                           -----
Termination") this Agreement by giving notice of such termination to the Company
-----------
(an "Early Termination Notice"),  provided, however, that such Early Termination
     ------------------------     --------  -------
shall be null, void and of no effect if the Material Adverse Effect caused by such event is cured by the end of the fifteenth (15th) business day following receipt of the Early Termination Notice by the Company and provided, further,
                                                             --------   -------
that this Agreement and all of its provisions shall survive any such Early Termination as it relates to the other Noteholder who have not effected an Early Termination.

          Section 6.02.  Effect of Termination.  In the event of the termination
                         ---------------------
     and abandonment of this Agreement pursuant to Section y6.01 hereof, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its directors, officers or members; provided, however, that nothing in this Section y6.02 shall
               --------   -------
     relieve any party to this Agreement of liability for any willful or intentional breach of this Agreement.

                          ARTICLE VII - MISCELLANEOUS
                          ---------------------------

          Section 7.01.  Nonsurvival of Representations and Warranties.  None of
                         ---------------------------------------------
     the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing. This Section y7.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

          Section 7.02.  Fees and Expenses.  Each party hereto shall pay its own
                         -----------------
     expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

          Section  7.03.  Assignment;   Successors  and  Assigns.  Neither  this
                          --------------------------------------
     Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any such assignment that is not consented to shall be null and void, except that a Noteholder may assign its rights and obligations hereunder to one or more purchasers of its Existing Notes, provided that such purchasers agree to be bound by all of the terms and conditions of this Agreement as if a party hereto, such Agreement to be evidenced by an instrument in form and substance reasonably acceptable to the Company. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors and permitted assigns.

          Section 7.04.  Entire Agreement.  This Agreement  constitutes the full
                         ----------------
     and entire understanding and agreement among the parties with regard to the subject matter hereof, and supersedes all prior agreements.

          Section 7.05. Amendments.  This Agreement may not be modified, amended
                        ----------
     or supplemented, nor may any of the conditions to Closing be waived, except in writing signed by the Company and the Noteholder.

          Section 7.06.  Severability.  Any provision of this Agreement which is
                         ------------
     prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 7.07.  Counterparts.  This Agreement may be executed in one or
                         ------------
     more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed signature page of this Agreement by telecopier shall be effective as delivery of a manually executed signature page of this Agreement.

          Section  7.08.   Headings.   The  headings  of  the   paragraphs   and
                           --------
     subparagraphs of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

          Section 7.09.  Governing Law;  Jurisdiction.  This Agreement  shall be
                         ----------------------------
     governed by, and construed and enforced in accordance with, the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflict of laws of the State of Illinois.

          Section 7.10. Notices. All demands,  notices,  requests,  consents and
                        -------
     communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, if during customary business hours by telecopy, or if duly deposited in the mails, by certified or registered mail, postage prepaid-return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

          (a) If to the Company, to:

          Wickes Inc.
          706 North Deerpath Drive
          Vernon Hills, Illinois 60061
          Attn:  James A. Hopwood
          Facsimile No.:  (847) 367-3765

          with a copy to (which copy shall not constitute notice):

          Schwartz, Cooper, Greenberger & Krauss
          180 N. LaSalle Street
          Suite 2700
          Chicago, Illinois 60601
          Attn: Mark B. Butterman
          Facsimile No.:  (312) 264-2422

          (b) If to any one Noteholder, to its address set forth on the signature pages hereto or such other address as provided to the parties in writing.

          Such names and address may be changed by written notice to each person listed above. All notices are effective upon receipt or upon refusal if properly delivered.

          Section 7.11. Specific  Performance.  Each party hereto recognizes and
                        ---------------------
     acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other parties to sustain damages for which such parties would not have an adequate remedy at law for money damages, and therefore each party hereto agrees that in the event of any such breach the other parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such parties may be entitled, at law or in equity.

          Section 7.12.  Remedies  Cumulative.  All rights,  powers and remedies
                         --------------------
     provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          Section 7.13.  No Waiver.  The failure of any party hereto to exercise
                         ---------
     any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          Section  7.14.  No Third Party  Beneficiaries.  This  Agreement is not
                          -----------------------------
     intended to be for the benefit of, and shall not be enforceable by, any person who or which is not a party hereto.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                   WICKES INC.


                                   By:  ______________________________________
                                        Name:
                                        Title:

                                   Noteholder:




                                   By:  ______________________________________
                                          Barry Segal



                                   Principal Amount of Existing Notes:  $_______

                                   Address:  13 Production Way
                                             Avenel, New Jersey 07001
                                             Attn:  Barry Segal
                                             Facsimile No.:  732-382-6577